PRESS RELEASE

NGP Capital Resources Company Announces

Exercise and Closing of Over-Allotment Option

HOUSTON, TEXAS, November 26, 2004 - NGP Capital Resources Company (Nasdaq symbol: NGPC) today announced that the underwriters in the company’s initial public offering have exercised a portion of the over-allotment option granted in connection with the company’s recent initial public offering and have purchased an additional 500,000 shares of Common Stock at the original initial public offering price of $15.00 per share, bringing the total gross proceeds of the offering to $247,500,000. A total of 1,900,000 shares remain available for purchase under the underwriter’s over-allotment option during the remainder of its 30-day term.

Raymond James and Associates, Inc. acted as the lead manager for the offering. Friedman Billings Ramsey, Advest, Inc., BB&T Capital Markets, D.A. Davidson & Co., Ferris, Baker Watts Incorporated, Morgan Keegan & Co, Inc., Oppenheimer & Co., RBC Capital Markets, Southwest Securities, Inc., Stiffel, Nicolaus & Company Incorporated and Wunderlich Securities acted as co-managers.

A registration statement relating to offering of the common stock in this public offering was filed with the Securities and Exchange Commission and has been declared effective.

This press release does not constitute an offer to sell or the solicitation of an offer to buy nor will there be any sale of the shares referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

A copy of the final prospectus related to the offering may be obtained from Raymond James and Associates, Inc., 880 Carillon Parkway, St. Petersburg, Florida 33716.

About NGP Capital Resources Company

NGP Capital Resources Company is a new financial services company organized by Natural Gas Partners to invest primarily in debt securities of small and mid-size energy companies. NGP Capital Resources Company’s investment objective is to generate both current income and capital appreciation primarily through debt investments with certain equity components. Natural Gas Partners, founded in 1988, is a leading provider of private equity capital and sponsorship to the energy industry. Investors should consider the investment objectives, risks, charges and expenses of NGP Capital Resources Company carefully before they invest. The prospectus contains this and other information relevant to an investment in NGP Capital Resources Company. Investors should read the prospectus carefully before investing.

Contact:

NGP Capital Resources Company

Steve Gardner

713-752-0062

sgardner@ngpcrc.com